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                                                                      Exhibit 24

                                POWER OF ATTORNEY
                                -----------------


         Each of the undersigned officers and directors of SUN TELEVISION AND APPLIANCES, INC., an Ohio corporation (the "Company"), hereby appoints R. Carter Pate, Dennis L. May and Beth A. Savage as his true and lawful attorneys-in-fact, or any of them, with power to act without the others, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Annual Report on Form 10-K, for the year ended February 28, 1998, and any and all amendments thereto, hereby granting unto said attorneys, and to each of them, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as each of the undersigned could or might do in person, hereby granting to each such attorney full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of May 27, 1998.


/s/ R. Carter Pate                            /s/ Brady J. Churches
---------------------------------             ---------------------------------
R. Carter Pate, Chairman of the Board,        Brady J. Churches, Director
President, and Chief Executive Officer
(Principal Executive Officer)


/s/ Beth A. Savage                            /s/ Thomas Epstein
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Beth A. Savage, Chief Financial Officer       Thomas Epstein, Director
and Treasurer
(Principal Accounting Officer and
Principal Financial Officer)


/s/ Paul D. Bauer                             /s/ Ned L. Sherwood
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Paul D. Bauer, Director                       Ned L. Sherwood, Director


/s/ Macy T. Block
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Macy T. Block, Director                       Frank Doczi